EXHIBIT 10.22

                               FIFTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


         FIFTH AMENDMENT, DATED AS OF AUGUST 11, 2000 (THE "AMENDMENT"), to the CREDIT AGREEMENT, dated as of November 30, 1998, among STANDARD MOTOR PRODUCTS, INC., a New York corporation (the "BORROWER"), the Lenders party thereto, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders and CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent are parties to that certain Credit Agreement, dated as of November 30, 1998, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 8, 1998, that certain Second Amendment to Revolving Credit Agreement, dated as of July 16, 1999, that certain Third Amendment to Revolving Credit Agreement, dated as of October 18, 1999 and that certain Fourth Amendment to Revolving Credit Agreement and Limited Waiver, dated as of March 3, 2000 (as the same may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT");

         WHEREAS, terms defined in the Credit Agreement shall have their defined meanings when used herein unless otherwise defined herein; and

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have agreed to amend the Credit Agreement subject to and upon the conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:



SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT.
                  ------------------------------



                  1.1. The definition of "Applicable Rate" set forth in Section
                  1.01 of the Credit Agreement is hereby amended by deleting the pricing grid set forth therein in its entirety, and inserting in lieu thereof the following:



- --------------------------- ------------------- ---------------------- ---------------------- -------------------
                                   ABR               Eurodollar             Commitment          Letter of Credit
      Leverage Ratio             Spread                Spread                Fee Rate               Fee Rate
- --------------------------- ------------------- ---------------------- ---------------------- -------------------
Greater than                      1.00%               3.00%                  .50%                   1.25%
 4.5 to 1.0
- --------------------------- ---------------- ---------------------- ---------------------- ----------------------
Greater than 4.25 to 1.0          0.75%               2.75%                  .50%                   1.25%
but Equal to or Less than
4.5 to 1.0
- --------------------------- ---------------- ---------------------- ---------------------- ----------------------
Greater than 4.0 to 1.0           .50%                2.50%                  .50%                   1.25%
but Equal to or Less than
4.25 to 1.0
- --------------------------- ---------------- ---------------------- ---------------------- ----------------------
Greater than 3.5 to 1.0           .25%                2.25%                  .50%                   1.00%
but Equal to or Less than
4.0 to 1.0
- --------------------------- ---------------- ---------------------- ---------------------- ----------------------
Greater than 3.0 to 1.0           0%                  2.00%                  .50%                   .75%
but Equal to or Less than
3.5 to 1.0
- --------------------------- ---------------- ---------------------- ---------------------- ----------------------
Equal to or Less than 3.0         0%                  1.75%                  .50%                   .75%
to 1.0
- --------------------------- ---------------- ---------------------- ---------------------- ----------------------




1.2      Section 2.10(b) is hereby amended in its entirety to read as follows:

         "(b)" During the period from October 1st through December 31st of each calendar year, the Borrow shall repay the aggregate principal amounts of all Revolving Loans so as to reduce, and maintain for a period of 30 consecutive days, the outstanding aggregate Loans to an amount not greater than $30,000,000 (the "CLEAN-UP PERIOD")".

1.3 Section 6.13 of the Credit Agreement is hereby amended by replacing the chart contained therein with the following:

- ------------------------------------------- ---------------------
FISCAL QUARTER ENDING                       LEVERAGE RATIO

- ------------------------------------------- ---------------------
June 30, 2000                               4.30 to 1
September 30, 2000                          5.25 to 1
December 31, 2000 through Maturity Date     3.50 to 1
- ------------------------------------------- ---------------------




1.4 Section 6.16 of the Credit Agreement is hereby amended by replacing the chart contained therein with the following:



- ---------------------------------------------- ------------------------
FISCAL QUARTER ENDING                          LEVERAGE RATIO

- ---------------------------------------------- ------------------------
June 30, 2000                                  3.00 to 1
September 30, 2000                             2.30 to 1
December 31, 2000 through Maturity Date        3.75 to 1
- ---------------------------------------------- ------------------------


SECTION 2.        EFFECTIVENESS.
                  -------------

                  This Amendment shall not become effective until the date (the "EFFECTIVE DATE") on which (i) this Amendment shall have been executed by the Borrower, Lenders representing the Required Lenders and the Administrative Agent, the Guarantors shall have acknowledged and agreed to the terms hereof, and the Administrative Agent shall have received evidence satisfactory to it of such execution and acknowledgment and (ii) the Administrative Agent shall have received by wire transfer of immediately available funds all fees and other amounts due and payable on or prior to the Effective Date, including, without limitation, the Amendment Fee referred to in Section 4.1 hereof and to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or any other Loan Document.

                  SECTION 3.        MISCELLANEOUS.
                                    -------------

                  3.1 AMENDMENT FEE. The Borrower agrees to pay on the Effective Date to the Administrative Agent for the ratable benefit of the Lenders who have executed and delivered to the Administrative Agent by not later than 12:00 noon (New York City time) on August 11, 2000, a counterpart to this Amendment, an amendment fee in the aggregate amount of $55,000 (the "AMENDMENT FEE").

                  3.2 EXPENSES. The Borrower agrees that its obligations set forth in Section 9.03 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

                  3.3 REFERENCES. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, (ii) to prejudice any right or rights which the Administrative Agent, the Documentation Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein or
(iii) to create on the part of the Administrative Agent or any Lender any obligation to renew or extend the waivers contained herein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  3.4 RATIFICATION. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  3.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  3.6 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  3.7 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and the year first above written.

STANDARD MOTOR PRODUCTS, INC.


By:___________________________________

    Name:
    Title:


THE CHASE MANHATTAN BANK,
Individually and as Administrative Agent


By:___________________________________

    Name:
    Title:


CANADIAN IMPERIAL BANK OF COMMERCE,
Individually and as Documentation Agent


By:___________________________________

    Name:
    Title:


FLEET NATIONAL BANK


By:____________________________________

    Name:
    Title:

BANK LEUMI USA


By:__________________________________

    Name:
    Title:


HSBC USA


By:___________________________________

    Title:


COMERICA BANK


By:___________________________________

    Title:


FIRST UNION NATIONAL BANK


By:___________________________________

    Title:


BANCO POPULAR NORTH AMERICA


By:___________________________________

    Name:
    Title:

                          ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned hereby acknowledges and agrees to the terms of, and to the execution, delivery and performance by each of the parties to, this Amendment, and irrevocably and unconditionally ratifies and confirms that the Subsidiary Guaranty to which it is a party shall remain in full force and effect in accordance with its terms.

RENO STANDARD INCORPORATED


By:
________________________________
Name:
Title:


MARDEVCO CREDIT CORP.


By:
________________________________
Name:
Title:


STANRIC, INC.


By:
________________________________
Name:
Title:


INDUSTRIAL & AUTOMOTIVE
ASSOCIATES, INC.


By:_________________________________

Name:
Title:

 MARATHON AUTO PARTS AND
 PRODUCTS, INC.


 By:_________________________________

Name:
Title:


MOTORTRONICS, INC.


By:
________________________________
Name:
Title:


EAGLEMOTIVE CORPORATION


By:
________________________________
Name:
Title: